[ING FUNDS LOGO]

                                                         Exhibit 9 (G)

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund VIII, a newly established fund of ING Equity Trust (the "New Fund") to be included on the Amended Exhibit A to the Agreements as of October 1, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                           Sincerely,

                                           /s/ Michael J. Roland
                                           --------------------------------
                                           Michael J. Roland
                                           Executive Vice President & Chief
                                           Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. McGann
    --------------------------------------
Name: Edward G. McGann
Title: Vice President, Duly Authorized

250028.1.03 12/19/2003 7:03PM          Tel: 480-477-3000              ING Investments, LLC
7337 E. Doubletree Ranch Rd.           Fax: 480-477-2700
Scottsdale, AZ 85258-2034              www.ingfunds.com

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                                AMENDED EXHIBIT A

                    FUND*                                              EFFECTIVE DATE
                    -----                                             -----------------
ING EQUITY TRUST
     ING Convertible Fund                                              June 9, 2003
     ING Disciplined LargeCap Fund                                     June 9, 2003
     ING Equity and Bond Fund                                          June 9, 2003
     ING Financial Services Fund                                       June 9, 2003
     ING Growth Opportunities Fund                                     June 9, 2003
     ING LargeCap Growth Fund                                          June 9, 2003
     ING Large Company Value Fund                                      June 9, 2003
     ING MidCap Opportunities Fund                                     June 9, 2003
     ING MidCap Value Fund                                             June 9, 2003
     ING Principal Protection Fund                                     June 2, 2003
     ING Principal Protection Fund II                                  June 2, 2003
     ING Principal Protection Fund III                                 June 2, 2003
     ING Principal Protection Fund IV                                  June 2, 2003
     ING Principal Protection Fund V                                   June 2, 2003
     ING Principal Protection Fund VI                                  June 2, 2003
     ING Principal Protection Fund VII                                 May 1, 2003
     ING Principal Protection Fund VIII                                October 1, 2003
     ING Principal Protection Fund IX                                       TBD
     ING Real Estate Fund                                              June 9, 2003
     ING SmallCap Opportunities Fund                                   June 9, 2003
     ING SmallCap Value Fund                                           June 9, 2003
     ING Tax Efficient Equity Fund                                     June 9, 2003

ING FUNDS TRUST
     ING Classic Money Market Fund                                     April 7, 2003
     ING GNMA Income Fund                                              April 7, 2003
     ING High Yield Bond Fund                                          April 7, 2003
     ING High Yield Opportunity Fund                                   April 7, 2003
     ING Intermediate Bond Fund                                        April 7, 2003
     ING Lexington Money Market Trust                                  April 7, 2003
     ING Money Market Fund                                             April 7, 2003
     ING National Tax-Exempt Bond Fund                                 April 7, 2003
     ING Strategic Bond Fund                                           April 7, 2003

ING GET FUND
     ING GET Fund - Series D                                           July 14, 2003
     ING GET Fund - Series E                                           July 14, 2003
     ING GET Fund - Series G                                           July 14, 2003
     ING GET Fund - Series H                                           July 14, 2003
     ING GET Fund - Series I                                           July 14, 2003
ING GET FUND (CONTINUED)

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

     ING GET Fund - Series J                                           July 14, 2003
     ING GET Fund - Series K                                           July 14, 2003
     ING GET Fund - Series L                                           July 14, 2003
     ING GET Fund - Series M                                           July 14, 2003
     ING GET Fund - Series N                                           July 14, 2003
     ING GET Fund - Series P                                           July 14, 2003
     ING GET Fund - Series Q                                           July 14, 2003
     ING GET Fund - Series R                                           July 14, 2003
     ING GET Fund - Series S                                           July 14, 2003
     ING GET Fund - Series T                                           July 14, 2003
     ING GET Fund - Series U                                           July 14, 2003
     ING GET Fund - Series V                                           March 13, 2003

ING INVESTMENT FUNDS, INC.
     ING MagnaCap Fund                                                 June 9, 2003

ING INVESTORS TRUST
     Fund for Life Series                                              January 6, 2003
     ING AIM Mid Cap Growth Portfolio                                  January 6, 2003
     ING Alliance Mid Cap Growth Portfolio                             January 6, 2003
     ING American Funds Growth Portfolio                               September 2, 2003
     ING American Funds Growth-Income Portfolio                        September 2, 2003
     ING American Funds International Portfolio                        September 2, 2003
     ING Capital Guardian Large Cap Value Portfolio                    January 13, 2003
     ING Capital Guardian Managed Global Portfolio                     January 13, 2003
     ING Capital Guardian Small Cap Portfolio                          January 13, 2003
     ING Developing World Portfolio                                    January 13, 2003
     ING Eagle Asset Value Equity Portfolio                            January 6, 2003
     ING FMR(SM) Diversified Mid Cap Portfolio                         January 6, 2003
     ING Goldman Sachs Internet Tollkeeper(SM) Portfolio               January 6, 2003
     ING Hard Assets Portfolio                                         January 13, 2003
     ING International Portfolio                                       January 13, 2003
     ING Janus Growth and Income Portfolio                             January 13, 2003
     ING Janus Special Equity Portfolio                                January 13, 2003
     ING Jennison Equity Opportunities Portfolio                       January 6, 2003
     ING JPMorgan Fleming Small Cap Equity Portfolio                   January 13, 2003
     ING Julius Baer Foreign Portfolio                                 January 13, 2003
     ING Limited Maturity Bond Portfolio                               January 6, 2003
     ING Liquid Assets Portfolio                                       January 6, 2003
     ING Marsico Growth Portfolio                                      January 13, 2003
     ING Mercury Focus Value Portfolio                                 January 6, 2003
     ING Mercury Fundamental Growth Portfolio                          January 6, 2003

ING INVESTORS TRUST (CONTINUED)
     ING MFS Mid Cap Growth Portfolio                                  January 13, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

     ING MFS Research Portfolio                                      January 13, 2003
     ING MFS Total Return Portfolio                                  January 13, 2003
     ING PIMCO Core Bond Portfolio                                   January 13, 2003
     ING Salomon Brothers All Cap Portfolio                          January 6, 2003
     ING Salomon Brothers Investors Portfolio                        January 6, 2003
     ING T. Rowe Price Capital Appreciation Portfolio                January 13, 2003
     ING T. Rowe Price Equity Income Portfolio                       January 13, 2003
     ING UBS U.S. Balanced Portfolio                                 January 6, 2003
     ING Van Kampen Global Franchise Portfolio                       January 13, 2003
     ING Van Kampen Growth and Income Portfolio                      January 13, 2003
     ING Van Kampen Real Estate Portfolio                            January 13, 2003
                                                                     January 13, 2003

ING MAYFLOWER TRUST
     ING Growth + Value Fund                                         June 9, 2003

ING MUTUAL FUNDS
     ING Foreign Fund                                                July 1, 2003
     ING Global Equity Dividend Fund                                 September 2, 2003

ING VARIABLE INSURANCE TRUST
     ING GET U.S. Core Portfolio - Series 1                          June 13, 2003
     ING GET U.S. Core Portfolio - Series 2                          September 12, 2003
     ING GET U.S. Core Portfolio - Series 3                                 TBD
     ING GET U.S. Core Portfolio - Series 4                                 TBD
     ING GET U.S. Core Portfolio - Series 5                                 TBD
     ING GET U.S. Core Portfolio - Series 6                                 TBD
     ING GET U.S. Opportunity Portfolio - Series 1                          TBD
     ING GET U.S. Opportunity Portfolio - Series 2                          TBD

ING SERIES FUND, INC.
     Brokerage Cash Reserves                                         June 2, 2003
     ING Aeltus Money Market Fund                                    June 2, 2003
     ING Balanced Fund                                               June 2, 2003
     ING Bond Fund                                                   June 2, 2003
     ING Classic Principal Protection Fund I                         June 2, 2003
     ING Classic Principal Protection Fund II                        June 2, 2003
     ING Classic Principal Protection Fund III                       June 2, 2003
     ING Classic Principal Protection Fund IV                        June 2, 2003
     ING Government Fund                                             June 2, 2003
     ING Growth Fund                                                 June 9, 2003
     ING Growth & Income Fund                                        June 9, 2003
     ING Index Plus LargeCap Fund                                    June 9, 2003
     ING Index Plus MidCap Fund                                      June 9, 2003

ING SERIES FUND, INC. (CONTINUED)
     ING Index Plus Protection Fund                                  June 2, 2003
     ING Index Plus SmallCap Fund                                    June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

     ING Small Company Fund                                            June 9, 2003
     ING Strategic Allocation Balanced Fund                            June 2, 2003
     ING Strategic Allocation Growth Fund                              June 2, 2003
     ING Strategic Allocation Income Fund                              June 2, 2003
     ING Technology Fund                                               June 2, 2003
     ING Value Opportunity Fund                                        June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                        July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
     ING VP Strategic Allocation Growth Portfolio                      July 7, 2003
     ING VP Strategic Allocation Balanced Portfolio                    July 7, 2003
     ING VP Strategic Allocation Income Portfolio                      July 7, 2003

ING VP BOND PORTFOLIO                                                  July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                          July 7, 2003

ING VARIABLE FUNDS
     ING VP Growth and Income Portfolio                                July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
     ING VP Growth Portfolio                                           July 7, 2003
     ING VP Index Plus LargeCap Portfolio                              July 7, 2003
     ING VP Index Plus MidCap Portfolio                                July 7, 2003
     ING VP Index Plus SmallCap Portfolio                              July 7, 2003
     ING VP Small Company Portfolio                                    July 7, 2003
     ING VP Technology Portfolio                                       July 7, 2003
     ING VP Value Opportunity Portfolio                                July 7, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.